UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2018

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400	04609-0400
82 Main Street	(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:(207) 288-3314

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2018, the Compensation and Human Resources Committee of our Board of Directors approved the 2019 through 2021 Long Term Executive Incentive Program Guidelines, which we refer to as the LTEIP. The LTEIP dictates how compensation for program participants is to be structured. Grants of equity compensation made in accordance with the LTEIP will be made under the Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan, which was approved by our shareholders at the 2015 Annual Meeting of Shareholders held on May 19, 2015. The LTEIP will be effective as of January 1, 2019 to reflect a performance period of January 1, 2019 through December 31, 2021.
Named executive officers and members of our senior executive team nominated by our Chief Executive Officer and approved by the Compensation and Human Resources Committee are eligible to participate in the LTEIP.
The LTEIP consists of a combination of time-vesting restricted stock and performance-vesting restricted stock units. Grants of time-vesting restricted stock are intended to support executive ownership and retention objectives and, when awarded pursuant to the LTEIP, will vest over three years and are subject to a three-year holding requirement. Performance-vesting restricted stock units are awarded only when predefined performance goals are met, cliff vest after three years and are subject to a further three-year holding requirement.
The foregoing summary of the terms of the LTEIP does not purport to be complete and is qualified in its entirety by reference to the full text of the LTEIP, which is filed as an exhibit to this current report and is incorporated herein by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	2019 through 2021 Long Term Executive Incentive Program Guidelines

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES

Date: December 17, 2018	By: /s/ Curtis C. Simard
Curtis C. Simard
President and Chief Executive Officer